UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

ZIVO BIOSCIENCE, INC.
(Exact name of Registrant as Specified in Its Charter)

Nevada	000-30415	87-0699977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2804 Orchard Lake Road, Suite 202, Keego Harbor Michigan		48320
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 452-9866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ZIVO	The Nasdaq Stock Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	ZIVOW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 8, 2021, the Company filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission (“SEC”) to report the resignation of the Company’s independent registered public accounting firm.

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Form 8-K to update the disclosures provided in the Form 8-K. Except as set forth herein, no other amendments to the Form 8-K are made by this Form 8-K/A.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On November 30, 2021, the independent registered public accounting firm, Wolinetz, Lafazan & Company, P.C. (“Wolinetz, Lafazan & Company”) of Zivo Bioscience, Inc. (the “Company”) resigned as the Company’s independent auditors based on personal reasons unrelated to the Company.

The reports of Wolinetz, Lafazan & Company on the Company’s consolidated financial statements for the fiscal years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  However, the report of Wolinetz, Lafazan & Company dated February 25, 2021, on our consolidated financial statements for the years ended December 31, 2020 and 2019 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

During the Company’s two most recent fiscal years and the subsequent interim periods, there were no disagreements with Wolinetz, Lafazan & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wolinetz, Lafazan & Company, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

During the Company’s two most recent fiscal years and the subsequent interim periods, there have been no reportable events of the type required to be reported pursuant to Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

The Company has provided Wolinetz, Lafazan & Company with a copy of the disclosures made in this Current Report on Form 8-K/A prior to its filing with the SEC and requested that Wolinetz, Lafazan & Company furnish the Company with a letter addressed to the SEC stating whether Wolinetz, Lafazan & Company agrees with such disclosures and, if not, stating the respects in which it does not agree.  A copy of that letter, dated December 9, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

The board of directors of the Company is currently in the process of identifying and engaging a new independent registered public accounting firm.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter of Wolinetz, Lafazan & Company, P.C. dated December 9, 2021

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIVO BIOSCIENCE, INC.

Dated: December 9, 2021	By:	/s/ Keith Marchiando
Keith Marchiando Chief Financial Officer, Secretary and Treasurer

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